Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 19, 2012	/s/ Jeffrey W. Basch
Jeffrey W. Basch
Vice President and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Glenn M. Renwick
Glenn M. Renwick
President and Chief Executive Officer
And Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Roger N. Farah
Roger N. Farah
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Stephen R. Hardis
Stephen R. Hardis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 20, 2012	/s/ Heidi G. Miller
Heidi G. Miller
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 19, 2012	/s/ Bradley T. Sheares
Bradley T. Sheares
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 19, 2012	/s/ Lawton W. Fitt
Lawton W. Fitt
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Peter B. Lewis
Peter B. Lewis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Patrick H. Nettles
Patrick H. Nettles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 19, 2012	/s/ Charles A. Davis
Charles A. Davis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”), issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 22, 2012	/s/ Jeffrey D. Kelly
Jeffrey D. Kelly
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Brian C. Domeck, Jeffrey W. Basch, Charles E. Jarrett, Dane A. Shrallow, and David M. Coffey, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to (1) a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended (the “Securities Act”) Common Shares, $1.00 par value, of the Company (“Common Shares”) issuable pursuant to The Progressive 401(k) Plan, and (2) a Registration Statement on Form S-8 or other form in order to register under the Securities Act Common Shares issuable pursuant to The Progressive Corporation Executive Deferred Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to either such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.

Date: December 18, 2012	/s/ Brian C. Domeck
Brian C. Domeck
Vice President and Chief Financial Officer